UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2025

CALISA ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42910	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

205 W. 37th Street

New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one ordinary share and one right	ALISU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.000075 per share	ALIS	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	ALISR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on October 20, 2025, the Registration Statement on Form S-1 (SEC File No. 333-280565) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of units of Calisa Acquisition Corp. (the “Company”) became effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933. On October 21, 2025, in connection with the IPO, the Company entered several agreements, forms of which were previously filed as exhibits to the Registration Statement. The Company filed a Current Report on Form 8-K (the “Original 8-K”) including such agreements as exhibits to the Original 8-K but mistakenly omitted one agreement. Accordingly, the Company is filing this Amendment No. 1 to the Original 8-K to amend and restate Item 1.01 and to include such exhibit in Item 9.01. Other than as set forth in this Explanatory Note, this amendment does not amend any other disclosures in the Original 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

On October 20, 2025, the Registration Statement on Form S-1 (SEC File No. 333-280565) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of units of Calisa Acquisition Corp. (the “Company”) became effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933.

On October 21, 2025, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated October 21, 2025, by and between the Company and EarlyBirdCapital Inc. (“EBC”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Business Combination Marketing Agreement, dated October 21, 2025, by and between the Company and EBC, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.
●	A Rights Agreement, dated October 21, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
●	A Letter Agreement, dated October 21, 2025, by and among the Company, its officers, its directors and the Company’s sponsors, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated October 21, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated October 21, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	A Private Placement Units Purchase Agreement, dated October 21, 2025, by and between the Company and Alisa Group Limited, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
●	A Private Placement Units Purchase Agreement, dated October 21, 2025, by and between the Company and the Company’s sponsor, Calisa Holding LP, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
●	A Private Placement Units Purchase Agreement, dated October 21, 2025, by and between the Company and EBC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.
●	Indemnity Agreements, dated October 21, 2025, by and among the Company and each director and officer of the Company, a form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.
●	An Administrative Support Agreement, dated October 21, 2025, by and between the Company and an affiliate of Calisa Holding LP, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.
●	A Share Escrow Agreement, dated October 21, 2025, by and among the Company, the Company’s sponsors and Continental Stock Transfer & Trust Company, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between the Company and EarlyBirdCapital Inc., as representative of the underwriters.*

1.2	Business Combination Marketing Agreement between the Company and EarlyBirdCapital, Inc.

3.1	Amended and Restated Memorandum and Articles of Association.*

4.1	Rights Agreement between the Company and Continental Stock Transfer & Trust Company.*

10.1	Letter Agreement among the Company, the Company’s sponsors and the Company’s officers and directors.*

10.2	Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company.*

10.3	Registration Rights Agreement between the Company and certain security holders.*

10.4	Private Placement Units Purchase Agreement between the Company and Alisa Group Limited.*

10.5	Private Placement Units Purchase Agreement between the Company and Calisa Holding LP.*

10.6	Private Placement Units Purchase Agreement between the Company and EarlyBirdCapital, Inc.*

10.7	Form of Indemnification Agreement.*

10.8	Administrative Services Agreement between the Company and Calisa Holding LP.*

10.9	Share Escrow Agreement between the Company, the Company’s sponsors and Continental Stock Transfer & Trust Company.*

99.1	Press Release.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed and incorporated by reference to the exhibit of the same number in the Company’s Current Report on Form 8-K filed with the SEC on October 23, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2025

CALISA ACQUISITION CORP

By:	/s/ Hongfei Zhang
Name:	Hongfei Zhang
Title:	Chief Executive Officer